SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported):  August 17, 2004




                              BOOKS-A-MILLION, INC.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)



   DELAWARE                        0-20664                    63-0798460
---------------                 -------------            -------------------

(State or other jurisdiction     (Commission                (IRS Employer
 of incorporation)               File Number)             Identification No.)

402 Industrial Lane, Birmingham, Alabama                         35211
-----------------------------------------                     -----------
(Address of principal executive offices)                       (Zip Code)



                                (205) 942-3737
                                --------------
             Registrant's telephone number, including area code:


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Item 7. Financial Statements and Exhibits.

 (c)      Exhibits
  This exhibit is furnished pursuant to Item 12 and shall not be deemed to be "filed".

     Exhibit No.                                       Description

      99.1                               Press Release Dated August 17, 2004
      99.2                               Press Release Dated August 17, 2004

Item 9.  Regulation FD Disclosure

     Books-A-Million, Inc. announced that its Board of Directors has approved a one-time dividend of $0.12 per share and the initiation of a quarterly dividend of $0.03 per share. The quarterly dividend will be paid beginning with the quarter ended July 31, 2004. Both the one-time dividend and the initial quarterly dividend are payable on September 14, 2004 for shareholders of record at the close of business on August 31, 2004. The Company will pay quarterly cash dividends in the future subject to Board approval. A copy of the press release is attached as Exhibit 99.2.

     The information in the Report, including Exhibit 99.2 attached hereto, is furnished solely pursuant to Item 9 of this form 8-K. Consequently, it is not deemed "filed" for the purposes of Section 18 of the Securities and Exchange Act of 1934, or otherwise subject to the liabilities of that section. It may only be incorporated by reference in another filing under the Exchange Act or Securities Act of 1933 if such subsequent filing specifically references this form 8-K.

Item 12. Results of Operations and Financial Condition.


     On August 17, 2004, Books-A-Million, Inc. issued a press release announcing its financial results for the quarter ended July 31, 2004. A copy of the press release is attached as Exhibit 99.1.

     The information in this Report, including the exhibit attached hereto, including Exhibit 99.1, is furnished solely pursuant to Item 12 of this Form 8-K. Consequently, it is not deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section. It may only be incorporated by reference in another filing under the Exchange Act or Securities Act of 1933 if such subsequent filing specifically references this Form 8-K.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 17, 2004                                 BOOKS-A-MILLION, INC.


                                                 By:/s/ Richard S. Wallington
                                                    -------------------------
                                                        Richard S. Wallington
                                                      Chief Financial Officer




                               EXHIBIT INDEX


     Exhibit No.                                       Description

      99.1                                 Press Release Dated August 17, 2004

      99.2                                 Press Release Dated August 17, 2004